UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2017

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 5, 2017, at a meeting of the Board of Directors ("Board") of Titan International, Inc. ("Titan" or the “Company”), the Board increased the size of the Board from seven directors to eight directors in accordance the Company's By-Laws, effective immediately, and, upon recommendation of the Nominating Committee of the Board, appointed Paul G. Reitz, Titan's President and Chief Executive Officer, as a member of the Board, effective December 5, 2017. Mr. Reitz's term on the Board, consistent with other members of the Board, will expire at the 2018 Annual Meeting of Stockholders. Mr. Reitz has not been appointed to serve as a member of any committee of the Board. Mr. Reitz was appointed to the Board due in large part to his vision and leadership along with his background and knowledge of the business.

Mr. Reitz, who is 45 years old, joined the Company in July 2010 as Chief Financial Officer. He was promoted to President in February 2014 and Chief Executive Officer effective January 2017. Prior to joining Titan, Mr. Reitz served as the Chief Accounting Officer for Carmike Cinemas based in Columbus, GA.  Mr. Reitz has also held leadership positions with McLeodUSA Publishing, Yellow Book USA Inc., and Deloitte and Touche LLP. He has a Master's of Business Administration Degree from the University of Iowa and a Bachelor of Business Administration Degree from Northwood University.

Item 7.01 REGULATION FD DISCLOSURE.

On December 11, 2017, Titan issued a press release regarding Titan's 2018 business outlook, as well as the appointment of Mr. Reitz to serve on the Board.

The full text of the press release is furnished as Exhibit 99 to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

99	Press release of Titan International, Inc. dated December 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	December 11, 2017	By:	/s/ JAMES M. FROISLAND
James M. Froisland
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of Titan International, Inc. dated December 11, 2017.